OBLIGATIONS, GUARANTEES, CONTINGENCIES AND OTHER	6 Months Ended
Jun. 30, 2023
Disclosure Of Obligations, Guarantees, Contingencies And Other [Abstract]
OBLIGATIONS, GUARANTEES, CONTINGENCIES AND OTHER	OBLIGATIONS, GUARANTEES, CONTINGENCIES AND OTHER
In the normal course of operations, the partnership and its consolidated entities execute agreements that provide for indemnification and guarantees to third parties in transactions such as dispositions, acquisitions, sales of assets and sales of services.
Certain of the partnership’s operating subsidiaries have also agreed to indemnify their directors and certain of their officers and employees. The nature of substantially all of the indemnification undertakings prevent the partnership from making a reasonable estimate of the maximum potential amount that it could be required to pay third parties as the agreements do not specify a maximum amount and the amounts are dependent upon the outcome of future contingent events, the nature and likelihood of which cannot be determined at this time. Historically, neither the partnership nor its consolidated subsidiaries have made significant payments under such indemnification agreements.
The partnership and its operating subsidiaries may be contingently liable with respect to litigation and claims that arise from time to time in the normal course of business or otherwise.

During 2013, the Corporation announced the final close on the first BSREP fund, a global private fund focused on making opportunistic investments in commercial property. The partnership, as lead investor, committed approximately $1.3 billion to the fund. As of June 30, 2023, there remained approximately $142 million of uncontributed capital commitments.

In April 2016, the Corporation announced the final close on the second BSREP fund to which the partnership had committed $2.3 billion as lead investor. As of June 30, 2023, there remained approximately $645 million of uncontributed capital commitments.

In November 2017, the Corporation announced the final close on the fifth Brookfield Real Estate Finance Fund (“BREF”) to which the partnership had committed $400 million. As of June 30, 2023, there remained approximately $159 million of uncontributed capital commitments.

In September 2018, the Corporation announced the final close on the third Brookfield Fairfield U.S. Multifamily Value Add Fund to which the partnership had committed $300 million. As of June 30, 2023, there remained approximately $150 million of uncontributed capital commitments.

In January 2019, the Corporation announced the final close on the third BSREP fund to which the partnership had committed $1.0 billion. As of June 30, 2023, there remained approximately $192 million of uncontributed capital commitments.

In December 2022, the Corporation announced the final close on the fourth BSREP fund to which the partnership had committed $3.5 billion. As of June 30, 2023, there remained approximately $1.8 billion of uncontributed capital commitments. Refer to Note 28, Related Parties for further information.

In October of 2020, the Corporation announced the final close on the Brookfield European Real Estate Partnership fund to which the partnership has committed €100 million ($109 million). As of June 30, 2023, there remained approximately nil of uncontributed capital commitments.

The partnership maintains insurance on its properties in amounts and with deductibles that it believes are in line with what owners of similar properties carry. The partnership maintains all risk property insurance and rental value coverage (including coverage for the perils of flood, earthquake and named windstorm). The partnership does not conduct its operations, other than those of equity accounted investments, through entities that are not fully or proportionately consolidated in these financial statements, and has not guaranteed or otherwise contractually committed to support any material financial obligations not reflected in these financial statements.